EXHIBIT 10.7
ESTABLISHMENT LABS HOLDINGS INC.
2018 EQUITY INCENTIVE PLAN
SHARE OPTION AGREEMENT
Unless otherwise defined herein, the terms defined in the Establishment Labs Holdings Inc. 2018 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Share Option Agreement, which includes the Notice of Share Option Grant (the “Notice of Grant”), the Terms and Conditions of Share Option Grant attached hereto as Exhibit A, and all appendices and exhibits attached thereto (all together, the “Option Agreement”).
NOTICE OF SHARE OPTION GRANT
    Participant:
The undersigned Participant has been granted an Option to purchase Common Shares of Establishment Labs Holdings Inc. (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:
Grant Number:
Date of Grant:
Vesting Commencement Date:
Number of Shares Granted:
Exercise Price per Share (USD):
Total Exercise Price (USD):
Type of Option:
Term/Expiration Date:
Vesting Schedule:
Subject to accelerated vesting as set forth below or in the Plan, this Option will be exercisable, in whole or in part, in accordance with the following schedule:
Twenty-five percent (25%) of the Shares subject to the Option shall vest on each one (1) year anniversary of the Vesting Commencement Date and each one (1) year anniversary thereafter, subject to Participant continuing to be a Service Provider through each such date.

From time to time, the Company may present Participant with revised or replacement employment, non-disclosure and/or restrictive covenant agreements for Participant's execution in connection with customary updates in the Company's reasonable business interest. Subject to applicable law and unless otherwise agreed in writing by Company's CEO or CFO, should any such agreements be presented to Participant, the then-unvested portion of this Option shall vest contingent and effective upon Participant's execution of the agreement(s) presented.
Termination Period:
This Option will be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option will be exercisable for twelve (12) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 14 of the Plan.
By Participant’s signature below, or by your submitting your electronic acceptance of the Options, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement, including the Terms and Conditions of Share Option Grant, attached hereto as Exhibit A, all of which are made a part of this document. Participant acknowledges receipt of a copy of the Plan. Participant has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement, and fully understands all provisions of the Plan and this Option Agreement. Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and the Option Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT        ESTABLISHMENT LABS HOLDINGS INC.

/s/ Participant        /s/ Juan Jose Chacon Quiros
Signature or electronic acceptance        Chief Executive Officer

EXHIBIT A
TERMS AND CONDITIONS OF SHARE OPTION GRANT
1.Grant of Option. The Company hereby grants to the individual (the “Participant”) named in the Notice of Share Option Grant of this Option Agreement (the “Notice of Grant”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to all of the terms and conditions in this Option Agreement and the Plan, which is incorporated herein by reference. Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan will prevail.
(a)For U.S. taxpayers, the Option will be designated as either an Incentive Stock Option (“ISO”) or a Nonstatutory Stock Option (“NSO”). If designated in the Notice of Grant as an ISO, this Option is intended to qualify as an ISO under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). However, if this Option is intended to be an ISO, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it will be treated as an NSO. Further, if for any reason this Option (or portion thereof) will not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event will the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.
(b)For non-U.S. taxpayers, the Option will be designated as an NSO.
2.Vesting Schedule. Except as provided in Section 3, the Option awarded by this Option Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Shares scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Option Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.
3.Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Option at any time, subject to the terms of the Plan. If so accelerated, such Option will be considered as having vested as of the date specified by the Administrator.
4.Exercise of Option.
(c)Right to Exercise. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.
(d)Method of Exercise. This Option is exercisable by delivery of an exercise notice (the “Exercise Notice”) in the form attached as Exhibit A or in a manner and pursuant to such procedures as the Administrator may determine, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together and of any Tax Obligations (as defined in Section 6(a)). This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.
5.Method of Payment. Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:
(e)cash;
(f)check;
(g)consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or
(h)if Participant is a U.S. employee, surrender of other Shares which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares and that are owned free and clear of any liens, claims, encumbrances, or security interests, provided that accepting such Shares, in the sole discretion of the Administrator, will not result in any adverse accounting consequences to the Company.
6.Tax Obligations.
(i)Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) or Parent or Subsidiary to which Participant is providing services (together, the Company, Employer and/or Parent or Subsidiary to which the Participant is providing services, the “Service Recipient”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Option, including, without limitation, (i) all federal, state, and local taxes (including the Participant’s Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or the Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) the Participant’s and, to the extent required by the Company (or Service Recipient), the Company’s (or Service Recipient’s) fringe benefit tax liability, if any, associated with the grant, vesting, or exercise of the Option or sale of Shares, and (iii) any other Company (or Service Recipient) taxes the responsibility for which the Participant has, or has agreed to bear, with respect to the Option (or exercise thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. Participant further acknowledges that the Company and/or the Service Recipient (A) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends or other distributions, and (B) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Service Recipient (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder at the time of the applicable taxable event, Participant acknowledges and agrees that the Company may refuse to issue or deliver the Shares.

(j)Tax Withholding. When the Option is exercised, Participant generally will recognize immediate U.S. taxable income if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant will be subject to applicable taxes in his or her jurisdiction. Pursuant to such procedures as the Administrator may specify from time to time, the Company and/or Service Recipient shall withhold the amount required to be withheld for the payment of Tax Obligations. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Tax Obligations, in whole or in part (without limitation), if permissible by applicable local law, by (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum amount that is necessary to meet the withholding requirement for such Tax Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences), (iii) withholding the amount of such Tax Obligations from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Service Recipient, (iv) delivering to the Company already vested and owned Shares having a fair market value equal to such Tax Obligations, or (v) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount that is necessary to meet the withholding requirement for such Tax Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences). To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any Tax Obligations by reducing the number of Shares otherwise deliverable to Participant. Further, if Participant is subject to tax in more than one jurisdiction between the Date of Grant and a date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges and agrees that the Company and/or the Service Recipient (and/or former employer, as applicable) may be required to withhold or account for tax in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder at the time of the Option exercise, Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such amounts are not delivered at the time of exercise.
(k)Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant will immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.
(l)Code Section 409A. Under Code Section 409A, a stock right (such as the Option) that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the fair market value of an underlying share on the date of grant (a “discount option”) may be considered “deferred compensation.” A stock right that is a “discount option” may result in (i) income recognition by the recipient of the stock right prior to the exercise of the stock right, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the recipient of the stock right. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the fair market value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the fair market value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.
7.Rights as Shareholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a shareholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation, and delivery, Participant will have all the rights of a shareholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
8.No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW IS AT THE WILL OF THE COMPANY (OR THE SERVICE RECIPIENT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE SERVICE RECIPIENT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.
9.Nature of Grant. In accepting the Option, Participant acknowledges, understands and agrees that:
(m)the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;
(n)all decisions with respect to future option or other grants, if any, will be at the sole discretion of the Company;
(o)Participant is voluntarily participating in the Plan;
(p)the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;
(q)the Option and Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(r)the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

(s)if the underlying Shares do not increase in value, the Option will have no value;
(t)if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;
(u)for purposes of the Option, Participant’s engagement as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Option Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, (i) Participant’s right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); and (ii) the period (if any) during which Participant may exercise the Option after such termination of Participant’s engagement as a Service Provider will commence on the date Participant ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s engagement agreement, if any; the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of his or her Option grant (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);
(v)unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Option Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and
(w)the following provisions apply only if Participant is providing services outside the United States:
the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose;
Participant acknowledges and agrees that none of the Company, the Service Recipient, or any Parent or Subsidiary shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Participant pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise; and
no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the termination of Participant’s engagement as a Service Provider (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Option to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any Parent, any Subsidiary or the Service Recipient, waives his or her ability, if any, to bring any such claim, and releases the Company, any Parent or Subsidiary and the Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
10.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
11.Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Option Agreement and any other Option grant materials by and among, as applicable, the Employer or other Service Recipient, the Company and any Parent or Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.
Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.
Participant understands that Data will be transferred to a share plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration, and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her engagement as a Service Provider and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Options or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.
Participant acknowledges that the Company has engaged E*TRADE and its affiliates to provide brokerage services in connection with the Plan (the “Third Parties”) as third parties to assist in implementation, administration and management of the Plan, and the Third Parties, together with their successors and assigns, will receive, possess, use and transfer the Data as contemplated hereby. Participant acknowledges that, from time-to-time the Company may replace the Third Parties with alternative service providers and may add other third parties as service providers in connection with the Plan. Participant further acknowledges that he or she will be asked to activate his or her account through E*TRADE and his or her use of the brokerage services are subject to the E*TRADE privacy statement located at https://us.etrade.com/l/f/privacy-statement.
12.Address for Notices. Any notice to be given to the Company under the terms of this Option Agreement will be addressed to the Company at Establishment Labs Holdings Inc., B15, Coyol Free Zone, Alajuela, 20113, Costa Rica, or at such other address as the Company may hereafter designate in writing.
13.Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.
14.Successors and Assigns. The Company may assign any of its rights under this Option Agreement to single or multiple assignees, and this Option Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Option Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Option Agreement may only be assigned with the prior written consent of the Company.
15.Additional Conditions to Issuance of Shares. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or non-U.S. law, the tax code and related regulations or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the purchase by, or issuance of Shares, to Participant (or his or her estate) hereunder, such purchase or issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. Subject to the terms of the Option Agreement and the Plan, the Company shall not be required to issue any certificate or certificates for Shares hereunder prior to the lapse of such reasonable period of time following the date of exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience.

16.Language. If Participant has received this Option Agreement or any other document related to the Plan translated into a language other than English, Participant understands that such translated documents were provided for convenience only, and if the meaning of the translated version is different than the English version, the English version will control.
17.Interpretation. The Administrator will have the power to interpret the Plan and this Option Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares subject to the Option have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Option Agreement.
18.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Option awarded under the Plan or future options that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.
19.Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Option Agreement.
20.Agreement Severable. In the event that any provision in this Option Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Option Agreement.
21.Amendment, Suspension or Termination of the Plan. By accepting this Option, Participant expressly warrants that he or she has received an Option under the Plan, and has received, read, and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.
22.Governing Law and Venue. This Option Agreement will be governed by the laws of California, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Option or this Option Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation will be conducted in the courts of Santa Clara County, California, or the federal courts for the United States for Northern District of California, and no other courts, where this Option is made and/or to be performed.
23.Country Addendum. Notwithstanding any provisions in this Option Agreement, this Option shall be subject to any special terms and conditions set forth in the appendix (if any) to this Option Agreement for Participant’s country (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions and notifications for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions and notifications is necessary or advisable for legal or administrative reasons. The Country Addendum constitutes part of this Option Agreement.

24.Clawback Policy. The Options are subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of the Options or any Common Shares or other cash or property received with respect to the Options (including any value received from a disposition of the shares acquired upon payment of the Options).
25.Modifications to the Agreement. This Option Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Option Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Option Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Option Agreement, the Company reserves the right to revise this Option Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Code Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection with the Option.
26.No Waiver. Either party’s failure to enforce any provision or provisions of this Option Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Option Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.
27.Tax Consequences. Participant has reviewed with its own tax advisors the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this Option Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Option Agreement.

ESTABLISHMENT LABS HOLDINGS INC.
2018 EQUITY INCENTIVE PLAN
SHARE OPTION AGREEMENT
COUNTRY ADDENDUM

TERMS AND CONDITIONS
This Country Addendum includes additional terms and conditions that govern the Option granted to Participant under the Plan if Participant works in one of the countries listed below. If Participant is a citizen or resident of a country (or is considered as such for local law purposes) other than the one in which he or she is currently working or if Participant relocates to another country after receiving the Option, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will be applicable to Participant.
Certain capitalized terms used but not defined in this Country Addendum shall have the meanings set forth in the Plan, and/or the Share Option Agreement to which this Country Addendum is attached.

NOTIFICATIONS
This Country Addendum also includes notifications relating to exchange control and other issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect as of 2022 in the countries listed in this Country Addendum. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the notifications herein as the only source of information relating to the consequences of his or her participation in the Plan because the information may be outdated when Participant exercises the Option or sells Shares acquired under the Plan.
In addition, the notifications are general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.
Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working (or is considered as such for local law purposes) or if Participant moves to another country after the Option is granted, the information contained herein may not be applicable to Participant.

Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to his or her individual situation.

I.GLOBAL PROVISIONS APPLICABLE TO PARTICIPANTS IN ALL COUNTRIES OTHER THAN THE UNITED STATES
1.Foreign Exchange Considerations. Participant understands and agrees that neither the Company nor any Service Recipient shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the U.S. dollar that may affect the value of the Option granted to Participant under the Plan, or of any amounts due to under the Plan or as a result of the subsequent sale of any Shares acquired under the Plan. Participant agrees and acknowledges that he or she will bear any, and all risk associated with the exchange or fluctuation of currency associated with his or her participation in the Plan. Participant acknowledges and agrees that Participant may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. Participant is advised to seek appropriate professional advice as to how the exchange control regulations apply to the Option and Participant’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.
2.Tax Obligations. This section supplements Section 6(a) of the Option Agreement:
Tax Obligations shall include any or all income tax, social security, social insurances, national insurance contributions, social insurance contributions, payroll tax, fringe benefit, or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant including, without limitation, in connection with the grant of the Option, the sale of Shares acquired under the Plan and/or the receipt of any dividends on such Shares. Furthermore, Participant acknowledges that the Company and/or any Service Recipient (a) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Option or other benefits under the Plan and (b) do not commit to and are under no obligation to structure the terms of the grant of the Option, other benefits or any aspect of his or her participation in the Plan to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant becomes subject to tax in more than one jurisdiction or changes his or her jurisdiction of primary residence or employment between the date the Option is granted and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or any Service Recipient (or former Service Recipient, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction.
3.Additional Participant Acknowledgements. By accepting the Option, Participant acknowledges, understands and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent provided for in the Plan;
(b)the grant of the Option under the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company or any Service Recipient, and shall not interfere with the ability of the Company or any Service Recipient, as applicable, to terminate Participant’s employment (if any); and
(c) in the event Participant is not an employee of the Company or any Service Recipient, Participant understands and agrees that neither the offer to participate in the Plan, nor his or her participation in the Plan, will be interpreted to form an employment or service contract or relationship with the Company or any Service Recipient, and furthermore, nothing in the Plan, this Option Agreement nor Participant’s participation in the Plan will be interpreted to form an employment or service contract with the Company or any Service Recipient.

4.Recommendation Regarding External Advice. Participant understands and agrees that none of the Company nor any Service Recipient are providing any tax, legal or financial advice, nor is the Company or any Service Recipient making any recommendations or assessments regarding Participant’s participation in the Plan, or his or her acquisition or sale of the underlying Shares, or any subsequent disposal or retention of such Shares. Participant understands that he or she is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
5.Insider Trading Restrictions/Market Abuse Laws. Participant acknowledges that, depending on his or her country, Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose of Shares or rights to the Shares, or rights linked to the value of Shares during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws and/or regulations in applicable jurisdictions or Participant’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by Participant before possessing the inside information. Furthermore, Participant may be prohibited from (i) disclosing inside information to any third party, including fellow Service Providers (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is Participant’s responsibility to comply with any applicable restrictions, and Participant is advised to speak to his or her personal advisor on this matter.

II.COUNTRY SPECIFIC PROVISIONS APPLICABLE TO PARTICIPANTS WHO PROVIDE SERVICES IN THE IDENTIFIED COUNTRIES

ARGENTINA
Terms and Conditions
Method of Exercise.
Notwithstanding any provision within the Option Agreement or the Plan to the contrary, Participant acknowledges and agrees that that he or she may exercise vested Options only by means of a cashless exercise (either a cashless “sell all” exercise and/or a cashless “sell to cover” exercise) such that the Exercise Price applicable to such vested Options and the satisfaction of withholding Tax-Related Items upon exercise will be deducted from the proceeds of the sale, in which case, the Option Agreement gives the Company the authority to issue sales instructions on Participant’s behalf.
Notifications
Securities Notification.
Neither the Options nor the underlying Shares are publicly offered or listed on any stock exchange in Argentina. The offer of the Options is private and is not subject to the supervision of any Argentine governmental authority.

BELGIUM
Notifications
Tax Information.
Beginning on January 1, 2017, sales of Shares Participant acquires hereunder will generally be subject to a transaction tax (the applicable rate varies depending on the type of transaction) upon his or her sale of the Shares, which Participant will be responsible for reporting and paying. If Participant sells through a Belgian bank or broker, that bank or broker may facilitate reporting and payment of this tax on his or her behalf. Alternatively, if Participant sells through another bank or broker, Participant should report and pay the tax directly. Participant should consult his or her tax advisor or the website of the General Administration of Taxation for more information.
Foreign Asset/Account Reporting Information.
Participant is required to report any taxable income attributable to Options and Shares on his or her annual tax return. In addition, Participant is required to report any bank accounts opened and maintained outside Belgium on his or her annual tax return. In a separate report, Participant may be required to provide the National Bank of Belgium with certain details regarding such foreign accounts (including the account number, bank name and country in which any such account was opened). Participant should consult with his or her personal tax advisor to determine his or her personal reporting obligations.

BRAZIL
Notifications
Exchange Control Information.
If Participant holds assets and rights outside Brazil with an aggregate value exceeding US$100,000, he or she will be required to prepare and submit to the Central Bank of Brazil an annual declaration of such assets and rights, including: (i) bank deposits; (ii) loans; (iii) financing transactions; (iv) leases; (v) direct investments; (vi) portfolio investments, including Shares acquired under the Plan; (vii) financial derivatives investments; and (viii) other investments, including real estate and other assets. Please note that foreign individuals holding Brazilian visas are considered Brazilian residents for purposes of this reporting requirement and must declare at least the assets held abroad that were acquired subsequent to the date of admittance as a resident of Brazil. Individuals holding assets and rights outside Brazil valued at less than US$100,000 are not required to submit a declaration. Please note that the US$100,000 threshold may be changed annually.

CANADA
Terms and Conditions
Company’s Obligation to Pay
Notwithstanding anything to the contrary in this Option Agreement and the Plan, the Administrator shall not have the discretion to settle the Option in cash or Shares or combination of both, but only in Shares.
Forfeiture Upon Termination as a Service Provider
For the purposes of the Plan and this Option Agreement, Participant’s employment with the Company or Parent or Subsidiary of the Company shall be considered to have terminated effective on the last day of Participant’s actual and active employment with or engagement by the Company or Parent or Subsidiary of the Company, whether such day is selected by agreement with the individual, or unilaterally by Participant or the Company or Parent or Subsidiary of the Company, and whether with or without advance notice to Participant. For the avoidance of doubt, except as required by statute, no period of notice or pay in lieu of notice that is given or that ought to have been given under applicable law in respect of such termination of employment or engagement that follows or is in respect of a period after a Participant’s last day of actual and active employment or engagement shall be considered as extending Participant’s period of employment or engagement for the purposes of determining Participant’s entitlement under the Plan or this Option Agreement.
Participant acknowledges and agrees that Participant shall have no entitlement to damages or other compensation arising from or related to not being granted or not receiving any Option which would have been granted or would have vested or accrued to such Participant after Participant’s last day of actual and active employment or if working notice of termination has been given; provided that, notwithstanding this or any other provision of the Plan or this Option Agreement, nothing herein is intended to limit any statutory entitlement Participant has on termination of Participant’s employment and such statutory entitlements, if any, shall apply despite any language in this Plan or any Option Agreement to the contrary.
Participants must be actively employed or engaged as a Service Provider to be granted Options under the Plan.
Language
The following provisions will apply if Participant is a resident of Quebec: The parties acknowledge that it is their express wish that this Option Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les parties reconnaissent avoir exigé la redaction en anglais de cette convention (“Option Agreement”), ainsi que de tous documents exécutés, avis donnés et procedures judiciaries intentées, directement ou indirectement, relativement à la présente convention.

COSTA RICA
No country-specific provisions.

CROATIA
No country-specific provisions.

DENMARK
Terms and Conditions
Exchange Control/Tax Reporting Information
Participant understands and acknowledges that he or she, if he or she establishes an account holding Shares or an account holding cash outside Denmark, may need to report such account to the Danish Tax Administration. Participant understands that he or she is encouraged to consult his or her personal tax, financial and legal advisors on these and any other matters related to Participant’s participation in the Plan.
Labor Law Acknowledgement
By accepting this Option, Participant acknowledges that he or she understand and agrees that the Option relates to future services to be performed and is not a bonus or compensation for past services.

Notifications
Stock Option Act.
With respect to Danish employees comprised (covered) by the Danish Stock Option Act, the following shall apply:
Participant acknowledges that he or she has received an employer statement in Danish setting forth the terms of his or her Option, a copy of which is included as Exhibit B to this Option Agreement.
In the event that (i) Participant’s employer (“Employer”) terminates his or her employment for reasons other than his or her breach of the terms or conditions of his or her employment or any applicable employment agreement covering Participant (collectively, the “Employment Terms”), or (ii) Participant terminates the Employment Terms due to material breach on the part of the Company or Employer, Participant, irrespective of the termination, will be entitled to receive settlement of any Option granted in accordance with this Option Agreement and the Plan.
If Participant terminates his or her employment with Employer without the Company or Employer being in material breach of the Employment Terms, all Options will be forfeited and lapse without further notice or compensation.
If Employer terminates and/or summarily dismisses Participant due to his or her breach of the Employment Terms, all unvested Options will be forfeited and lapse without further notice or compensation at the effective date of termination.
In the event of Participant’s death, the Option will lapse without further notice and compensation as at the time of death. The estate and/or the beneficiaries are subject to the terms governing the Option and the related Shares, including this Option Agreement and the Plan.
Upon retirement due to old age ("folkepension") or separate agreement in this respect and in the event of disability, Participant, irrespective of the termination of employment, will be entitled to settlement of unvested Options in accordance with the terms of this Option Agreement and the Plan.
The Option is not to be included in the calculation of holiday allowance, severance pay, statutory allowance and compensation, pension and similar payments.
For the avoidance of doubt, under this heading, the term “Stock Option Act” shall only apply to employees who by virtue of applicable choice of law rules fall within Danish employment law regulations and the scope of the Danish Stock Option Act.
Foreign Bank Account Reporting.
If Participant establishes an account holding Shares or an account holding cash outside of Denmark, he or she must report the account to the Danish Tax Administration, the form for which can be obtained from a local bank. (Please note that these obligations are separate from and in addition to the obligations described below.)
Exchange Control and Tax Reporting Notification.

To the extent permitted by the Company, Participant may hold Shares acquired under the Plan in a safety-deposit account (e.g., brokerage account) with either a Danish bank or with an approved foreign broker or bank. If the Shares are held with a non-Danish broker or bank, Participant is required to inform the Danish Tax Administration about the safety-deposit account. For this purpose, a Danish Plan participant must file a Declaration V (Erklaering V) with the Danish Tax Administration. Both Participant and the bank/broker must sign the Declaration V. By signing the Declaration V, the bank/broker undertakes an obligation, without further request from Participant, not later than February 1 of each year, to forward certain information to the Danish Tax Administration concerning the content of the account. In the event that the applicable broker or bank with which the account is held does not wish to, or pursuant to the laws of the country in question, is not allowed to assume such obligations to report, Participant will be solely responsible for providing certain details regarding the foreign account and any shares acquired and held in such account to the Danish Tax Administration as part of Participant’s annual income tax return. By signing the Form V, Participant at the same time authorize the Danish Tax Administration to examine the account. A sample of the Declaration V can be found at: www.skat.dk/getFile.aspx?Id=47392.
In addition, when Participant opens a deposit account or brokerage account for the purpose of holding cash outside of Denmark, the account will be treated as a deposit account because cash may be held in the account. Therefore, Participant must also file a Declaration K (Erklaering K) with the Danish Tax Administration. Both Participant and the bank/broker must sign the Declaration K. By signing the Declaration K, the bank/broker undertakes an obligation, without further request from Participant, not later than February 1 of each year, to forward certain information to the Danish Tax Administration concerning the content of the account. In the event that the applicable financial institution with which the account is held does not wish to, or pursuant to the laws of the country in question, is not allowed to assume such obligations to report, Participant will be solely responsible for providing certain details regarding the foreign account and any shares acquired and held in such account to the Danish Tax Administration as part of his or her annual income tax return. By signing the Form K, Participant at the same time authorize the Danish Tax Administration to examine the account. A sample of the Declaration K can be found at: www.skat.dk/getFile.aspx?Id=42409&newwindow=true.

FRANCE

Terms and Conditions
English Language
If this Option Agreement or any other document related to the exercise of the Option, acquisition of the Shares or the Plan is translated into a language other than English, and if the translated version is different from the English version, the English language version will take precedence. Participant confirms having read and understood the documents relating to the Plan, including, without limitation, this Option Agreement, which were provided to Participant in English, and waive any requirement for the Company to provide these documents in any other language. In addition, French Participants acknowledge and agree to the following:
Disposition relative à l’utilisation de la langue anglaise. Par la présente, je consens à recevoir les informations relatives au Plan, l’option et mon droit d'acheter des actions et d’achat d’action en anglais par le biais à travers mon enterance dans cette Convention d'Attribution et l'acceptation l’ Option. Particulièrement, je reconnais comme les parties reconnaissent avoir exigé la rédaction en anglais du Plan, la Convention d’Attribution, et ainsi que de tous documents exécutés, avis donnés et procédures judiciaires intentées, directement ou indirectement, relativement à la présente convention.
Notifications
Tax Reporting Information
French residents may hold Shares outside of France, provided that they declare all foreign accounts, whether open, current or closed, on their annual income tax return.

GERMANY
Terms and Conditions
Tax Indemnity
Participant agrees to indemnify and keep indemnified the Company or any Parent or Subsidiary and his or her employing company, if different, from and against any liability for or obligation to pay any obligation with respect to Tax Obligations (including but not limited to wage tax, solidarity surcharge, church tax or social security contributions) that is attributable to (1) the grant or settlement of, or any benefit derived by Participant from, the Option, (2) the acquisition by Participant of the Shares, or (3) the disposal of any Shares.
Notifications
Exchange Control Information
Participant understands that if he or she remits proceeds in excess of €12,500 out of or into Germany, such cross-border payment must be reported monthly to the State Central Bank. In the event that Participant makes or receives a payment in excess of this amount, he or she understands and agrees that he or she is responsible for obtaining the appropriate form from a German bank and complying with applicable reporting requirements. In addition, Participant must also report on an annual basis in the event that he or she hold Shares exceeding 10% of the total voting capital of the Company. The online filing portal can be accessed at www.bundesbank.de.

ITALY

Terms and Conditions
Data Processing
The Controller of personal data processing is located in the State of California, USA, and, pursuant to D.lgs 196/2003, its representative in Italy is with registered offices at Piazza Meda 5, 20121, Milano, Italy. Participant understands that the Data may be transferred to the Company or any of its Parents or Subsidiaries, or to any third parties assisting in the implementation, administration and management of the Plan, including any transfer required from the sale of Shares may be deposited. Furthermore, the recipients that may receive, possess, use, retain and transfer such Data for the above-mentioned purposes may be located in Italy or elsewhere, including outside of the European Union and that the recipients' country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. The processing activity, including the transfer of Participant’s personal data abroad, outside of the European Union, as herein specified and pursuant to applicable laws and regulations, does not require Participant’s consent thereto as the processing is necessary for the performance of contractual obligations related to the implementation, administration and management of the Plan. Participant understands that Data processing relating to the purposes above specified shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data are collected and with confidentiality and security provisions as set forth by applicable laws and regulations, with specific reference to D.lgs. 196/2003.
Notifications
Exchange Control Information
Participant understands that he or she is required to report in his or her annual tax return: (a) any transfers of cash or Shares to or from Italy exceeding €10,000 or the equivalent amount in U.S. Dollars; and (b) any foreign investments or investments (including proceeds from the sale of Shares acquired under the Plan) held outside of Italy exceeding €10,000 or the equivalent amount in U.S. Dollars, if the investment may give rise to income in Italy.

JAPAN
Terms and Conditions
Restrictions on Transfer.
The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution.
Tax could apply upon grant if the Option is transferable or if Participant could enjoy the benefit of the Option in any manner other than by exercising the Option. Participant should consult his or her personal tax adviser regarding those issues.
Notifications
Exchange Control.

If Participant remits, from his or her bank account in Japan, an amount to purchase Shares in one transaction that exceeds JPY 30,000,000, Participant is required to file a Payment Report with the Japanese Ministry of Finance through (i) the bank through which the payment is executed within 10 days of such remittance or (ii) the Bank of Japan within 20 days of such remittance if Participant files the Payment Report on the Foreign Exchange Online System thereof. If Participant intends to acquire Shares with a value in excess of JPY 100,000,000 in a single transaction, Participant must also file an ex post facto Report Concerning Acquisition of Shares with the Japanese Ministry of Finance through the Bank of Japan within 20 days of acquiring the Shares. The forms to make these reports may be acquired at the Bank of Japan. Note that a Payment Report is required independently of a Report Concerning Acquisition of Securities, and Participant must file both Reports if the total amount paid on a one-time basis to purchase Shares exceeds JPY 100,000,000.
Participant might not need to report to the Japanese Minister of Finance if the acquisition is made through a bank, securities company or other similar financial institutions, but purchases directly from the foreign parent Company do not fall within this exception. Participant should verify the limits and reporting requirements as these rules can change.
Foreign Asset Reporting.
Details of any assets held outside Japan on an annual basis as of December 31 (including Shares acquired under the Plan) must be reported to the Japanese tax authorities, to the extent such assets have a total net fair market value exceeding JPY 50,000,000. Such report is due by March 15 of the next year. Participant should consult with his or her personal tax advisor to determine if the reporting obligation applies to Participant and whether Participant will be required to include details of Participant’s outstanding Option, as well as Shares, in the report.

SERBIA
Notifications
Securities Notice.
The Shares have not been registered in Serbia.
Approvals.
Participant acknowledges and agrees that it is Participant’s responsibility to obtain any consents or approvals from any third party that may be required from time-to-time by any then applicable Serbian law for the disposal of any Shares.

SPAIN
Notifications
Foreign Assets Reporting.

Participant may be subject to certain tax reporting requirements with respect to assets, rights, or foreign currency that Participant holds outside of Spain, including bank accounts, securities and real estate if the aggregate value for particular category of assets exceeds €50,000 as of December 31 each year. Shares acquired at exercise are subject to this reporting requirement.
If applicable, Participant must report his or her foreign assets on Form 720 by no later than March 31 following the end of the relevant year. After the rights and/or assets are initially reported, the reporting obligation will only apply if the value of previously-reported rights or assets increases by more than €20,000 as of each subsequent December 31; additional reporting requirements may apply if Participant’s assets or asset increases exceed these amounts.
In addition, Participant must notify the Registry of Investments at the Spanish Ministry of Industry, Commerce and Tourism of investments in securities of companies not listed in Spain, which are deposited in a non-resident account. Participant must file form D-6 by January 31 each year stating the value of their investments in non-Spanish listed shares as of December 31 of the previous calendar year.
Share Reporting Requirement.
The acquisition of Shares must be declared for statistical purposes to the Direccion General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness. Generally, the declaration must be filed in January for Shares owned as of December 31 of each year; however, if the value of the Shares acquired or the amount of the sale proceeds exceeds a designated amount the declaration must be filed within one (1) month of the acquisition or sale, as applicable.
Foreign Currency Payments.
When receiving foreign currency payments exceeding €50,000 derived from the ownership of Shares (i.e., dividends or proceeds from the sale of the Shares), Participant must inform the financial institution receiving the payment of the basis upon which such payment is made. Participant will need to provide the following information: (i) Participant’s name, address, and fiscal identification number; (ii) the name and corporate domicile of the Company; (iii) the amount of the payment and the currency used; (iv) the country of origin; (v) the reasons for the payment; and (vi) further information that may be required.

SWEDEN
No country-specific provisions.

SWITZERLAND
No country-specific provisions.

THAILAND

Notifications
Exchange Control Notification.
When Participant sells the Shares received following exercise of the Options, Participant must immediately repatriate all cash proceeds to Thailand. Thereafter, Participant must convert such proceeds to Thai Baht or deposit them into a foreign currency account within 360 days of repatriation. If the amount of Participant’s proceeds is US$50,000 (or its equivalent) or more, Participant must specifically report the inward remittance to a commercial bank being an authorized agent or other authorized agent of the Bank of Thailand on a foreign exchange transaction form to declare the purpose of such inward remittance. If Participant fails to comply with these obligations, Participant may be subject to penalties assessed by the Bank of Thailand. Participant should consult his or her personal advisor before taking action with respect to remittance of proceeds from the sale of Shares into Thailand. Participant is responsible for ensuring compliance with all exchange control laws in Thailand.

UNITED ARAB EMIRATES
Notifications
Securities Law Information.
Participation in the Plan is being offered only to eligible individuals and is in the nature of providing equity incentives to individuals in the United Arab Emirates. The Plan and the Option Agreement are intended for distribution only to eligible individuals and must not be delivered to, or relied on by, any other person. Prospective purchasers of the securities offered should conduct their own due diligence on the securities. If Participant does not understand the contents of the Plan or the Option Agreement, Participant should consult an authorized financial adviser. The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any documents in connection with the Plan. Neither the Ministry of Economy nor the Dubai Department of Economic Development have approved the Plan or the Option Agreement nor taken steps to verify the information set out therein, and have no responsibility for such documents.

UNITED KINGDOM
Terms and Conditions
Tax Obligations
The following provision supplements Section 6 of the Option Agreement: Tax Obligations Items shall include primary and to the extent legally possible secondary class 1 National Insurance Contributions. Participant agrees that the Company or Participant’s employer may calculate the Tax Obligations to be withheld and accounted for by reference to the maximum applicable rates, without prejudice to any right Participant may have to recover any overpayment from relevant U.K. tax authorities. Participant understands and agrees that if payment or withholding of any income tax liability arising in connection with Participant’s participation in the Plan is not made by Participant to his or her employer within ninety days of the end of the tax year of the event giving rise to such income tax liability or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), that the amount of any uncollected income tax will constitute a loan owed by Participant to his or her employer, effective on the Due Date. Participant understands and agrees that the loan will bear interest at the then-current official rate of Her Majesty’s Revenue and Customs, it will be immediately due and repayable by Participant, and the Company and/or Participant’s employer may recover it at any time thereafter by any of the means referred to in the Plan and/or this Option Agreement.
Notwithstanding the foregoing, Participant understands and agrees that if he or she is a director or an executive officer of the Company (within the meaning of such terms for purposes of Section 13(k) of the Exchange Act), he or she will not be eligible for such a loan to cover the income tax liability. Participant further understands that, in the event that Participant is such a director or executive officer and the income tax is not collected from or paid by Participant by the Due Date, the amount of any uncollected income tax will constitute an additional benefit to Participant on which additional income tax and National Insurance Contributions will be payable. Participant understands and agrees that he or she is be responsible for reporting and paying any income tax due on this additional benefit directly to Her Majesty’s Revenue and Customs under the self-assessment regime and for reimbursing the Company or Participant’s employer (as appropriate) for the value of any primary and (to the extent legally possible) secondary class 1 National Insurance Contributions due on this additional benefit which the Company or Participant’s employer may recover from Participant by any of the means referred to in the Plan and/or this Option Agreement.
NIC Indemnity.
Participant acknowledges and agrees, as a condition of participation in the Plan and exercising the Option or receipt of any benefit in connection with the Option, to indemnify the Company against any liability of any person to account for any tax liability associated with the Option, which includes any tax liability to account to HMRC or other tax authority for any amount of, or representing, income tax or employees’ or any employer’s NIC or any other tax charge levy or other sum, whether under the laws of the U.K. or otherwise, which may arise on the gain realized that is treated as remuneration derived from Participant’s employment by virtue of Section 4(4)(a) of the Social Security Contributions and Benefits Act 1992 (“Option Tax Liability”), on the grant, vesting, exercise, assignment or release of the Option or the acquisition, holding and/or disposal of Shares pursuant to the Option Agreement. The Company shall not be obliged to allot and issue or procure the transfer of any Shares pursuant to the Option Agreement and this Appendix unless and until Participant has paid to the Company such sum as is, in the opinion of the Company, sufficient to indemnify it in full against any Option Tax Liability. Participant undertakes that he or she shall, if requested to do so, join with Participant’s Employer in making an election for the transfer to Participant of the whole, or such part as the Company may determine, of any liability to employer's NICs ("NIC Joint Election"). Further, by entering into an NIC Joint Election Participant authorizes Participant’s Employer or the Company to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from Participant’s salary or other payments due or the sale of sufficient Shares acquired pursuant to the Option.

Restricted Securities Elections.
If required to do so by the Company (at any time when the relevant election can be made), Participant shall enter into a joint election (with the appropriate employer) under section 431(1) or section 431(2) of Income Tax (Earnings & Pensions) Act 2003 in respect of:
(a)any Shares acquired (or to be acquired) upon exercise of the Option;

(b)any securities acquired (or to be acquired) as a result of any surrender of the Option; and
(c)any securities acquired (or to be acquired) as a result of holding either Shares acquired upon exercise of the Option or securities specified in above or in this notification.

Securities Disclaimer.
Neither this Option Agreement nor Appendix is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the Plan. The Plan and this Option is granted under this Option Agreement in the UK exclusively to bona fide employees and former employees and any other UK Subsidiary.

EXHIBIT B

ESTABLISHMENT LABS HOLDINGS, INC.
2018 EQUITY INCENTIVE PLAN
SHARE OPTION AGREEMENT

ADDITIONAL PROVISIONS FOR RESIDENTS OF DENMARK

ERKLÆRING OM TILDELING AF AKTIEOPTIONER, HERUNDER ERKLÆRING I HENHOLD TIL AKTIEOPTIONSLOVEN	STATEMENT CONCERNING GRANTING OF OPTIONS, INCLUDING STATEMENT PURSUANT TO THE DANISH STOCK OPTION ACT

Establishment Labs Holdings Inc. ("Selskabet")	Establishment Labs Holdings Inc.(the "Company")

Og Medarbejderen, der elektronisk har givet samtykke til vilkårene og betingelserne i Share Option Agreement. ("Medarbejderen")	And The individual providing services to the Company electronically consenting to the terms and conditions of the Share Option Agreement. (the "Service Provider")

1.Og Establishment Labs Holdings, Inc. Building B15 and 25, Coyol Free Zone Alajuela, 20113, Costa Rica ("Moderselskabet")	And Establishment Labs Holdings, Inc. Building B15 and 25, Coyol Free Zone Alajuela, 20113, Costa Rica (the "Parent Company")

har indgået Share Option Agreement og alle bilag og tillæg hertil ("Tildelingsaftalen") i relation til de aktieoptioner ("Optioner"), som Moderselskabet har tildelt Medarbejderen.

Denne erklæring (”Erklæringen”) udgør en erklæring til Medarbejderen i henhold til § 3, stk. 1 i lov om brug af køberet eller tegningsret til aktier m.v. i ansættelsesforhold ("Aktieoptionsloven").

have entered into the Share Option Agreement, including all exhibits and appendices thereto (the "Award Agreement") concerning the options (the "Options") granted by the Parent Company to the Service Provider.
This statement (the “Statement”) constitutes a statement to the Service Provider pursuant to section 3 (1) of the Danish Act on the exercise of stock acquisition rights or stock subscription rights in employment relationships, etc. (the "Stock Option Act").

I tilfælde af uoverensstemmelser mellem Erklæringen og Tildelingsaftalen og/eller Medarbejderens ansættelsesaftale med Selskabet har Tildelingsaftalen forrang.	In the event of any discrepancies between the Statement and the Award Agreement and/or Service Provider's contract of employment with the Company, this Award Agreement shall prevail.

Moderselskabet har vedtaget et aktieoptionsprogram, der omfatter medarbejdere i Moderselskabet og dettes datterselskaber, herunder Selskabets medarbejdere. Vilkårene for aktieoptionsprogrammet, der også omfatter de Optioner, der tildeles i medfør af Tildelingsaftalen, er fastsat i "Establishment Labs Holdings, Inc. 2018 Equity Incentive Plan" (herefter benævnt "Aktieincitamentsprogrammet").

The Parent Company has adopted a stock option programme covering the Service Providers of the Parent Company and its subsidiaries, including the employees of the Company. The terms of the stock purchase program, which also include the Options granted under the Agreement, appear from "Establishment Labs Holdings, Inc. 2018 Equity Incentive Plan" (hereinafter called the "Equity Incentive Program").

Vilkårene i Aktieincitamentsprogrammet finder anvendelse på Medarbejderens Optioner, medmindre Tildelingsaftalen fastsætter vilkår, der fraviger vilkårene i Aktieincitamentsprogrammet. I sådanne tilfælde har Tildelingsaftalen vilkår forrang.

The terms of the Equity Incentive Program apply to the Service Provider's Options, unless the Award Agreement stipulates terms that deviate from the terms of the Equity Incentive Program. In such situations, the terms of the Award Agreement shall prevail.

Definitioner anvendt i Tildelingsaftalen skal have samme betydning som i Aktieincitamentsprogrammet, medmindre andet følger af Tildelingsaftalen.	The definitions of the Award Agreement shall have the same meaning as the definitions of the Equity Incentive Program, unless otherwise provided by the Award Agreement.
1.OPTIONER OG VEDERLAG	1.OPTIONS AND CONSIDERATION
1.1Medarbejderen tildeles løbende Optioner, der giver Medarbejderen ret til at købe aktier ("Aktier") i Moderselskabet. Optionerne tildeles vederlagsfrit.	1.1The Service Provider is granted Options on a current basis entitling the Service Provider to purchase shares ("Common Stock") in the Parent Company. The Options are granted free of charge.
1.1Købsprisen pr. aktie ("Købsprisen"), som en Aktie vil blive solgt til vil blive som nærmere fastsat i Tildelingsaftalen.	1.1The purchase price per share (the "Purchase Price") at which a Common Stock will be sold shall be as specified in the Award Agreement.
2.ØVRIGE VILKÅR OG BETINGELSER	2.OTHER TERMS AND CONDITIONS
1.1Optionerne tildeles i overensstemmelse med Aktieincitamentsprogrammet.	1.1The Options are granted under the Equity Incentive Program.

1.1Optionerne tildeles efter Administrators skøn og når Administratoren måtte beslutte det.	1.1The Options are granted at the discretion of the Administrator and at the timing of its discretion.
1.1Optionerne optjenes i overensstemmelse med Tildelingsaftalen.	1.1The Options shall vest as set forth in the Award Agreement.
1.1Optjeningen af Optioner er betinget af, at Medarbejderen er ansat i Selskabet i optjeningsperioden, og der hverken tildeles eller optjenes Optioner efter ansættelsesforholdets ophør, uanset årsag hertil, jf. dog nedenfor. Optjeningen af Optioner påvirkes ikke af lovreguleret orlov.

1.1The earning of Options is conditional on the Service Provider being employed with the Company for the duration of the vesting period and no Options are granted or earned after the termination of the employment, regardless of the reason for such termination, cf. however below. The earning of Options is not influenced by statutory leave.

3.UDNYTTELSE	3.EXERCISE
1.1Efter optjeningsperioden kan optjente Optioner udnyttes frivilligt af Medarbejderen forudsat, at de ikke er bortfaldet efter vilkårene i Tildelingsaftalen og indtil det tidspunkt, hvor sådanne Optioner ophører, bortfalder og/eller fortabes i overensstemmelse med vilkårene i Tildelingsaftalen.

1.1Following vesting, earned Options may be voluntarily exercised by the Service Provider as long as they remain validly outstanding pursuant to the Award Agreement, until the date such Options are terminated, cancelled and/or forfeited pursuant to the terms of the Award Agreement.

1.1Ikke-optjente Optioner kan ikke udnyttes.	1.1Unearned Options will not be exercisable.
1.1Såfremt (i) Selskabet opsiger Medarbejderens ansættelsesforhold i Selskabet, uden at Medarbejderen har misligholdt ansættelsesforholdet, eller (ii) Medarbejderen opsiger ansættelsesforholdet som følge af Selskabets grove misligholdelse, har Medarbejderen uanset opsigelsen ret til at udnytte ikke-udnyttede og optjente Optioner i overensstemmelse med Aktieincitamentsprogrammet og Tildelingsaftalen.

1.1In the event that (i) the Company terminates the Service Provider's employment for reasons other than the Service Provider's breach of the employment, or (ii) the Service Provider terminates the employment due to material breach on the part of the Company, the Service Provider is, irrespective of the termination, entitled to exercise any vested Options remaining unexercised in accordance with the Equity Incentive Program and the Award Agreement.

1.1I tilfælde af Medarbejderens opsigelse, uden at Selskabet groft har misligholdt ansættelsesforholdet, fortabes og bortfalder alle ikke-optjente Optioner, der ikke er udnyttet på det tidspunkt, hvor ansættelsen ophører, uden yderligere varsel og uden kompensation, og alle optjente Optioner som ikke er udnyttet på tidspunktet for ansættelsesforholdets ophør, fortabes og bortfalder på det tidspunkt som fremgår af Tildelingsaftalen uden yderligere varsel og uden kompensation.

1.1If the Service Provider terminates the employment without the Company being in gross breach of the employment, all unvested Options, which have not been exercised at the time of the termination, will be forfeited and lapse without further notice or compensation, and all vested Options which have not been exercised at the time of the termination will be forfeited and lapse at the time specified in the Award Agreement without further notice or compensation.

1.1I tilfælde af Selskabets opsigelse og/eller bortvisning som følge af Medarbejderens misligholdelse af ansættelsesforholdet bortfalder Medarbejderens Optioner som ikke er udnyttet uden yderligere varsel og kompensation pr. ansættelsesforholdets ophør.

1.1If the Company terminates and/or summarily dismisses the Service Provider due the Service Provider's breach of the employment, all Options, which have not been exercised at the time of termination, will lapse without further notice and compensation at the effective date of termination.

1.1Ved Medarbejderens død bortfalder Medarbejderens ikke- udnyttede Optioner uden yderligere varsel og kompensation pr. dødstidspunktet. Boet og/eller arvingerne er i øvrigt i enhver henseende underlagt de for Medarbejderen fastsatte vilkår for Optioner og de dertil knyttede aktier.

1.1In the event of the Service Provider's death, unexercised Options will lapse without further notice and compensation as at the time of death. The estate and/or the beneficiaries are subject to the terms governing the Service Provider's Options and the related stocks.

1.1Ved aldersbetinget pensionering (folkepension) eller særskilt aftale herom og ved invaliditet har Medarbejderen ret til at udnytte tildelte, ikke-udnyttede optjente Optioner. Medarbejderen er underlagt de for Medarbejderne fastsatte vilkår for Optioner og de dertil knyttede aktier.

1.1Upon retirement due to old age ("folkepension") or separate agreement in this respect and in the event of disability, the Service Provider is entitled to exercise granted and unexercised vested Options. The Service Provider is subject to the terms governing the Options and the related stocks.

4.REGULERING AF OPTIONER	4.ADJUSTMENT OF THE OPTIONS
Regulering ved kapitalændringer	Adjustment in connection with capital changes

1.1Såfremt der sker en ændring i antallet af udestående Aktier som følge af ændring i Moderselskabets kapitalstruktur uden vederlag såsom aktieudbytte, rekapitalisering, aktiesplit, omvendt aktiesplit, rekonstruktion, fusion, konsolidering, opdeling, kombination, genkøb eller ombytning af Selskabets Aktier eller øvrige værdipapirer eller andre ændringer i Selskabets selskabsstruktur, der kan påvirke Aktien, kan der gennemføres justeringer, der kan påvirke Aktieincitamentsprogrammet, herunder en justering af antallet af samt klassen af Aktier, der kan opnås i henhold til Programmet, af Købsprisen pr. aktie og af det antal Aktier for hver option i henhold til Aktieoptionsprogrammet, der endnu ikke er udnyttet, og de talmæssige begrænsninger i Aktieincitamentsprogrammet.

1.1If the number of outstanding Shares is changed by a modification in the capital structure of the Parent Company without consideration such as a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, combination, repurchase or exchange of Common Stock or other securities of the Company or other change in the corporate structure of the Company affecting the Common Stock, adjustments may be made that may impact the Equity Incentive Program including adjusting the number and class of Common Stocks that may be delivered under the Programme, the Purchase Price per share and the number of shares of Common Stocks covered by each option under the Plan which has not yet been exercised and the numerical limits of the Equity Incentive Program.

Andre ændringer	Other changes
4.2    I tilfælde af forslag om opløsning eller likvidation af Moderselskabet, og i tilfælde af fusion eller ændring i kontrollen med Selskabet eller Moderselskabet, kan der ske andre reguleringer i Aktieincitamentsprogrammet.

1.1In the event of a proposed dissolution or liquidation of the Parent Company and in the event of a merger or a change in control of the Company or the Parent Company, other adjustments may be made to the Equity Incentive Program.

Administrators regulering af Optioner	Administrator's regulation of Options

1.1Administrators adgang til at regulere Optionerne i de i § 4 omhandlede situationer er reguleret af i Aktieincitamentsprogrammets. Med hensyn til Admini strators generelle adgang til at ændre eller opsige Aktieincitamentsprogrammet, henvises der til punkt 4 i Aktieincitamentsprogrammet.

1.1The Administrator’s access to regulation of the Options in the situations comprised by this section 4 shall be regulated by the Equity Incentive Program. As regards the Administrators, general access to amend or terminate the Equity Incentive Program reference is made to the Equity Incentive Programme article 4.

5.ØKONOMISKE ASPEKTER VED DELTAGELSE I ORDNINGEN	5.THE FINANCIAL ASPECTS OF PARTICIPATING IN THE SCHEME
1.1Optionerne er risikobetonede værdipapirer, der er afhængige af aktiemarkedet og Moderselskabets resultater. Som følge heraf er der ingen garanti for, at udnyttelsen af Optionerne udløser en fortjeneste. Optionerne skal ikke medregnes ved opgørelsen af feriepenge, fratrædelsesgodtgørelse, godtgørelse eller kompensation fastsat ved lov, pension og lignende.

1.1The Options are risky securities influenced by the share market and the Parent Company's results. Consequently, there is no guarantee that the exercise of the Options will trigger a profit. The Options are not to be included in the calculation of holiday allowance, severance pay, statutory allowance and compensation, pension and similar payments.

6.SKATTEMÆSSIGE FORHOLD	6.TAX MATTERS

1.1De skattemæssige konsekvenser for Medarbejderen som følge af tildelingen af Optionerne og den efterfølgende udnyttelse heraf er i sidste ende Medarbejderens ansvar. Selskabet opfordrer Medarbejderen til selvstændigt at indhente rådgivning om den skattemæssige behandling af tildeling og udnyttelse af Optionerne.

1.1Any tax consequences for the Service Provider arising out of the Options and the exercise thereof are ultimately the responsibility of the Service Provider. The Company encourages the Service Provider to obtain individual tax advice in relation to the effect of grant and exercise of the Options.

7.OVERDRAGELSE OG PANTSÆTNING AF OPTIONER MV.	7.TRANSFER AND PLEDGING OF OPTIONS, ETC.
1.1Optionerne er personlige. Ingen rettigheder om udnyttelse af en option eller tildeling af Aktier i henhold til Aktieincitamentsprogrammet kan overdrages, overføres, pantsættes eller på anden vis disponeres over af Medarbejderen, frivilligt eller ved udlæg.

1.1The Options are personal instruments. No rights with regard to exercise of an option or to receive shares of Common Stock under the Equity Incentive Program may assigned, transferred, pledged or otherwise disposed of in any way by the Service Provider whether voluntarily or by execution.

EXHIBIT C
ESTABLISHMENT LABS HOLDINGS INC.
2018 EQUITY INCENTIVE PLAN
EXERCISE NOTICE
Establishment Labs Holdings Inc.
B15, Coyol Free Zone
Alajuela, 20113, Costa Rica

Attention: Share Administration

1.Exercise of Option. Effective as of today, ________________, _____, the undersigned (“Purchaser”) hereby elects to purchase ______________ shares (the “Shares”) of the Common Shares of Establishment Labs Holdings Inc. (the “Company”) under and pursuant to the 2018 Equity Incentive Plan (the “Plan”) and the Share Option Agreement, dated ________ and including the Notice of Grant, the Terms and Conditions of Share Option Grant, and exhibits attached thereto (the “Option Agreement”). The purchase price for the Shares will be $_____________, as required by the Option Agreement.
2.Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares and any Tax Obligations (as defined in Section 6(a) of the Option Agreement) to be paid in connection with the exercise of the Option.
3.Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.
4.Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 14 of the Plan.
5.Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
6.Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This Option Agreement is governed by the internal substantive laws, but not the choice of law rules, of [California].
Submitted by:        Accepted by:
PURCHASER        ESTABLISHMENT LABS HOLDINGS INC.

Signature        Signature

Print Name        Print Name
Address:
            Title

            Date Received

ESTABLISHMENT LABS HOLDINGS, INC.
2018 EQUITY INCENTIVE PLAN

UNITED KINGDOM
WRITTEN CONSENT FOR ELECTRONIC
ACCEPTANCE OF PLAN AGREEMENTS

1.I, the undersigned, [NAME] hereby agree that Establishment Labs Holdings, Inc. (the “Company”) may, in its sole discretion, decide to deliver the Establishment Labs Holdings, Inc. 2018 Equity Incentive Plan, as the same may be amended or modified (the “Plan”), and any and/or all documents related to the Plan and my participation in the Plan, including any award agreements (collectively, the “Plan Documents”), by electronic means or request my consent to participate in the Plan or accept any award under the Plan by electronic means. I understand that the Plan Documents that I accept and enter into on-line will be binding contracts and that by accepting such Plan Documents I will be legally bound thereto. I hereby consent to receive the Plan and the Plan Documents by electronic delivery and agree to participate in the Plan and take actions in connection with the Plan and any awards made pursuant thereto through any on-line or electronic system established and maintained by the Company, any of its parents, subsidiaries or affiliates, or another third party designated by the Company.

2.I acknowledge receipt of a copy of the Plan as in effect as of the date hereof and represent that I am familiar with the terms and provisions thereof.

PARTICIPANT
Signature
Print Name

ESTABLISHMENT LABS HOLDINGS, INC.
2018 EQUITY INCENTIVE PLAN
STOCK OPTIONS
SUPPLEMENT FOR PARTICIPANTS IN ARGENTINA
This discussion summarizes the likely Argentinian tax consequences of participating in the Establishment Labs Holdings, Inc. 2018 Equity Incentive Plan (the “Plan”) and the grant of options (the “Options”) to purchase shares of Establishment Labs Holdings, Inc. (the “Company”) thereunder. This summary assumes that you are and will continue to be resident in Argentina. This summary is based upon Argentinian tax laws as well as administrative and judicial interpretations in effect as of July 2022. If these tax laws, or interpretations of these laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.
If you are not resident in Argentina, or if you were resident or employed in one or more other countries on the grant date(s) of your Options or during the vesting term of such award(s), the information contained in this summary may not be applicable to you. This summary is limited to a general description of the national tax laws, and is not intended to address local, city, regional, or other provincial tax laws that may be applicable to you.
The tax consequences of Options granted under the Plan are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. This discussion does not apply to every specific transaction that may occur in connection with the Plan. Moreover, it may not apply to your particular tax or financial situation, and we are not in a position to assure you of any particular tax result.
We recommend that you consult with your own tax advisor regularly to determine the consequences of taking or not taking any action concerning your Options, and to determine how the tax or other laws in Argentina apply to your specific situation.

Tax Information
Grant of Options
You are not subject to tax when Options are granted to you.
Exercise of Options
When you exercise your Options, you are subject to income tax and social insurance contributions on any “spread” on the shares purchased, which is the difference between the fair market value of the shares on the exercise date and the exercise price of the Options.
Sale of Shares
If you sell any shares purchased under the Plan, you will be taxed on any gain realized.
Your capital gain is determined by taking the excess of (1) the sale price of the shares, over (2) the fair market value of the shares on the date you exercised the Options.

Tax Withholding and Reporting
Your employer will withhold and report any social insurance contributions incurred upon the exercise of your Options.

Exchange Control Information
The Argentine Central Bank has set a limit on Argentine residents’ ability to obtain foreign currency. Argentine residents may now only purchase USD 200 per month per individual (previously USD10,000 per month per individual) without prior Central Bank authorization. If you exercise your Options using a cashless exercise method, this limit will not apply.
Please contact your tax or legal advisor for more details.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

ESTABLISHMENT LABS HOLDINGS, INC.
2018 EQUITY INCENTIVE PLAN
STOCK OPTIONS
SUPPLEMENT FOR PARTICIPANTS IN FRANCE
This discussion summarizes the likely French tax consequences of participating in the Establishment Labs Holdings, Inc. 2018 Equity Incentive Plan (the “Plan”) and the grant of options (the “Options”) to purchase shares of Establishment Labs Holdings, Inc. (the “Company”) thereunder. This summary assumes that you are and will continue to be resident in France. This summary is based upon France tax laws as well as administrative and judicial interpretations in effect as of July 2022. If these tax laws, or interpretations of these laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.
If you are not resident in France, or if you were resident or employed in one or more other countries on the grant date(s) of your Options or during the vesting term of such award(s), the information contained in this summary may not be applicable to you. This summary is limited to a general description of the national tax laws, and is not intended to address local, city, regional, or other provincial tax laws that may be applicable to you.
The tax consequences of Options granted under the Plan are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. This discussion does not apply to every specific transaction that may occur in connection with the Plan. Moreover, it may not apply to your particular tax or financial situation, and we are not in a position to assure you of any particular tax result.
We recommend that you consult with your own tax advisor regularly to determine the consequences of taking or not taking any action concerning your Options, and to determine how the tax or other laws in France apply to your specific situation.

Tax Information
Non-Qualification of Award
Your Options to purchase shares under the Plan are not intended to be tax qualified under French tax laws including, without limitation, under Articles L. 225-197-1 to L. 225-197-6 of the French Commercial Code.
Grant of Options
You are not subject to tax in France when you are granted Options to purchase shares.

Exercise of Options

When you exercise your Options, you are subject to income tax and social insurance contributions on any “spread” on the shares purchased, which is the difference between the fair market value of the shares on the exercise date and the exercise price of the Options.
Sale of Shares
If you sell any shares purchased under the Plan, you will be taxed on any gain realized.
Your capital gain is determined by taking the excess of (1) the sale price of the shares, over (2) the fair market value of the shares on the exercise date.
Tax Withholding and Reporting
Your employer will withhold and report any income tax and social insurance contributions incurred upon the exercise of your Options.

Exchange Control Information
You may hold shares received under the Plan outside France provided you declare any bank or stock account opened, held or closed abroad to the French tax authorities on an annual basis together with the filing of your personal tax return.
Furthermore, you must declare any cash or securities you import or export without the use of a financial institution when the value of such cash or securities equals or exceeds a designated amount.
Please contact your tax or legal advisor for more details.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

ESTABLISHMENT LABS HOLDINGS, INC.
2018 EQUITY INCENTIVE PLAN
STOCK OPTIONS
SUPPLEMENT FOR PARTICIPANTS IN SPAIN
This discussion summarizes the likely Spanish tax consequences of participating in the Establishment Labs Holdings, Inc. 2018 Equity Incentive Plan (the “Plan”) and the grant of options (the “Options”) to purchase shares of Establishment Labs Holdings, Inc. (the “Company”) thereunder. This summary assumes that you are and will continue to be resident in Spain. This summary assumes that you are and will continue to be resident in Spain. This summary is based upon Spanish tax laws as well as administrative and judicial interpretations in effect as of July 2022. If these tax laws, or interpretations of these laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.
If you are not resident in Spain or if you were resident or employed in one or more other countries on the grant date(s) of your Options or during the vesting term of such award(s), the information contained in this summary may not be applicable to you. This summary is limited to a general description of the national tax laws, and is not intended to address local, city, regional, or other provincial tax laws that may be applicable to you.
The tax consequences of Options granted under the Plan are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. This discussion does not apply to every specific transaction that may occur in connection with the Plan. Moreover, it may not apply to your particular tax or financial situation, and we are not in a position to assure you of any particular tax result.
We recommend that you consult with your own tax advisor regularly to determine the consequences of taking or not taking any action concerning your Options, and to determine how the tax or other laws in Spain apply to your specific situation.

Tax Information
Grant of Options
The grant of Options to you is not a taxable event in Spain.
Exercise of Options
In general, upon exercise, you will be taxed on the “spread” (i.e., the difference between the exercise price for the Options and the fair market value of a share upon exercise) at normal income tax rates. Social insurance contributions will also apply on the taxable amount.
Sale of Shares

In general, you will be taxed upon the gain you receive upon the sale of the shares (i.e., the amount the sale price you receive for the shares exceeds the fair market value of the shares on the date you exercise your Options).
Tax Withholding and Reporting Requirements
Your employer will be required to withhold taxes and social insurance contributions from the exercise of your Options. Your employer will also be required to report the exercise of your Options to the taxing authority. You will be responsible for reporting income in connection with your options on your Personal Income Tax Return (Tax Form 100), and to the extent you hold Company shares (but not options) or other foreign holdings in excess of the amount designed by the Spanish finance ministry, you must report those on Tax Form 720. You are also responsible for reporting any sales of your shares to the taxing authority.

Exchange Control Information
You must notify the General Directorate of Commercial Policy and Foreign Investments of the potential exercise of your Options as they are considered foreign investments.
You must notify the Bank of Spain within one month if you open or close a bank account (including a brokerage account to hold any shares acquired in connection with your exercise of your Options in the U.S.) in a foreign country. You will also be required to periodically notify the Bank of Spain of the transactions that take place in the account.
Please contact your tax or legal advisor for more details.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

ESTABLISHMENT LABS HOLDINGS, INC.
2018 EQUITY INCENTIVE PLAN
STOCK OPTIONS
SUPPLEMENT FOR PARTICIPANTS IN BELGIUM
This discussion summarizes the likely Belgian tax consequences of participating in the Establishment Labs Holdings, Inc. 2018 Equity Incentive Plan (the “Plan”) and the grant of options (the “Options”) to purchase shares of Establishment Labs Holdings, Inc. (the “Company”) thereunder. This summary assumes that you are and will continue to be resident in Belgium. This summary is based upon Belgian laws as well as administrative and judicial interpretations in effect as of July 2022. If these tax laws, or interpretations of these laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.
If you are not resident in Belgium, or if you were resident or employed in one or more other countries on the grant date(s) of your Options or during the vesting term of such award(s), the information contained in this summary may not be applicable to you. This summary is limited to a general description of the national tax laws, and is not intended to address local, city, regional, or other provincial tax laws that may be applicable to you.
The tax consequences of Options granted under the Plan are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. This discussion does not apply to every specific transaction that may occur in connection with the Plan. Moreover, it may not apply to your particular tax or financial situation, and we are not in a position to assure you of any particular tax result.
We recommend that you consult with your own tax advisor regularly to determine the consequences of taking or not taking any action concerning your Options, and to determine how the tax or other laws in Belgium apply to your specific situation.

Tax Information
Grant and Exercise of Options
If you accept the grant of your Options in writing within 60 days of the “offer date” (i.e., the date the award materials are provided to you, which may be different than the “grant date” indicated on your award agreement), you will be subject to tax on the 60th day following the offer date.
If you do not accept your Options until after 60 days of the offer date, tax will be imposed upon your exercise of the Options. Social insurance contributions may be imposed on your Options.

Sale of Shares

Under current Belgian tax law, no tax will be imposed upon the sale of the shares you acquire in connection with the exercise of your Options, however, note that legislation has been proposed that could change this. In future years, tax may be imposed upon sale.
Sales of shares acquired under the Plan will generally be subject to a transaction tax (the rate will vary depending on the type of transaction) upon the sale of the shares, which you will be responsible for reporting and paying. If you sell your shares through a Belgian bank or broker, that bank or broker may facilitate reporting and payment of this tax on your behalf. Alternatively, if you sell the shares through another bank or broker, you should report and pay the tax directly. You should consult with your tax advisor or the website of the General Administration of Taxation for more information.
Tax Withholding and Reporting
Your employer will report and withhold taxes and any applicable social insurance contributions in connection with your exercise of your Options.

Exchange Control Information
Generally, there are no foreign exchange restrictions applicable to the Plan.
Please contact your tax or legal advisor for more details.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

ESTABLISHMENT LABS HOLDINGS, INC.
2018 EQUITY INCENTIVE PLAN
STOCK OPTIONS
SUPPLEMENT FOR PARTICIPANTS IN BRAZIL
This discussion summarizes the likely Brazilian tax consequences of participating in the Establishment Labs Holdings, Inc. 2018 Equity Incentive Plan (the “Plan”) and the grant of options (the “Options”) to purchase shares of Establishment Labs Holdings, Inc. (the “Company”) thereunder. This summary assumes that you are and will continue to be resident in Brazil. This summary is based upon Brazilian tax laws as well as administrative and judicial interpretations in effect as of July 2022. If these tax laws, or interpretations of these laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.
If you are not resident in Brazil, or if you were resident or employed in one or more other countries on the grant date(s) of your Options or during the vesting term of such award(s), the information contained in this summary may not be applicable to you. This summary is limited to a general description of the national tax laws, and is not intended to address local, city, regional, or other provincial tax laws that may be applicable to you.
The tax consequences of options granted under the Plan are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. This discussion does not apply to every specific transaction that may occur in connection with the Plan. Moreover, it may not apply to your particular tax or financial situation, and we are not in a position to assure you of any particular tax result.
We recommend that you consult with your own tax advisor regularly to determine the consequences of taking or not taking any action concerning your Options, and to determine how the tax or other laws in Brazil apply to your specific situation.

Tax Information
Grant of Options
The grant of Options to you is not a taxable event in Brazil.
Exercise of Options
As long as you do not sell the Company shares you acquire immediately after exercise of any Options (e.g., via cashless exercise), there is no tax upon the exercise of such Options. Generally, tax is imposed upon the sale of the shares to the extent the proceeds are more than R$35,000 per month. Social insurance contributions may also apply to the proceeds you receive in connection with the sale of these shares.
Tax Withholding and Reporting Requirements

Generally, your employer will not be required to report the exercise of your Options to the taxing authority in the tax year in which you exercise all or any portion of the Options. Generally, your employer will not withhold taxes or otherwise be required to report your option exercise. You are responsible for reporting and paying any taxes incurred.

Exchange Control Information
Generally, when you hold shares abroad, including the shares you acquire pursuant to your exercise of the Options, you must report your holdings annually to the tax authorities and the Central Bank if such holdings exceed a specified limit.
Please contact your tax or legal advisor for more details.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

ESTABLISHEMENT LABS HOLDINGS, INC.
2018 EQUITY INCENTIVE PLAN
STOCK OPTIONS
SUPPLEMENT FOR PARTICIPANTS IN CANADA
This discussion summarizes the likely Canadian tax consequences of participating in the Establishment Labs Holdings, Inc. 2018 Equity Incentive Plan (the “Plan”) and the grant of options (the “Options”) to purchase shares of Establishment Labs Holdings, Inc. (the “Company”) thereunder. This summary assumes that you are and will continue to be resident in Canada. This summary is based upon Canadian tax laws as well as administrative and judicial interpretations in effect as of July 2022. If these tax laws, or interpretations of these laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.
If you are not resident in Canada, or if you were resident or employed in one or more other countries on the grant date(s) of your Options or during the vesting term of such award(s), the information contained in this summary may not be applicable to you. This summary is limited to a general description of the national tax laws, and is not intended to address local, city, regional, or other provincial tax laws that may be applicable to you.
The tax consequences of Options granted under the Plan are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. This discussion does not apply to every specific transaction that may occur in connection with the Plan. Moreover, it may not apply to your particular tax or financial situation, and we are not in a position to assure you of any particular tax result.
We recommend that you consult with your own tax advisor regularly to determine the consequences of taking or not taking any action concerning your Options, and to determine how the tax or other laws in Canada apply to your specific situation.

Tax Information
Grant of Options
You are not subject to tax when you are granted Options in Canada.
Exercise of Options
When you exercise your Options, you are subject to income tax on any “spread” on the shares purchased, which is the difference between the fair market value of the shares at exercise and the exercise price of the Options.
The spread is subject to Canada Pension Plan contributions to the extent you have not reached the maximum contribution threshold for the year in which you exercise your Options.
Sale of Shares

When you sell any shares acquired under the Plan, you are subject to tax on one half of any capital gain realized upon sale of those shares. The amount of your capital gain is equal to the excess of (1) the sale price of the shares less any brokerage fees, over (2) the “tax cost” of the shares, which is generally the fair market value of the shares on the date of purchase. The “tax cost” of shares acquired upon exercise of your Options is generally averaged with the tax cost of any other shares of the company that you own, unless you dispose of the shares within 30 days without having acquired or disposed of any other shares of the company in the interim. Taxes imposed on net taxable capital gain, if any, are assessed at your marginal income tax rate.
Tax Withholding and Reporting
Your employer typically is required to withhold taxes owed at the time of exercise. In addition, your employer is required to report income received by you with respect to your purchase of shares under the Plan.
You are responsible to report your capital gain income, dividends and any applicable deductions on your annual income tax return and to pay any taxes owed.

Exchange Control Information
Generally, there are no foreign exchange restrictions applicable to the Plan.
Please contact your tax or legal advisor for more details.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

ESTABLISHMENT LABS HOLDINGS, INC.
2018 EQUITY INCENTIVE PLAN
STOCK OPTIONS
SUPPLEMENT FOR PARTICIPANTS IN COSTA RICA
This discussion summarizes the likely Costa Rican tax consequences of participating in the Establishment Labs Holdings, Inc. 2018 Equity Incentive Plan (the “Plan”) and the grant of options (the “Options”) to purchase shares of Establishment Labs Holdings, Inc. (the “Company”) thereunder. This summary assumes that you are and will continue to be resident in Costa Rica. This summary is based upon Costa Rican tax laws as well as administrative and judicial interpretations in effect as of July 2022. If these tax laws, or interpretations of these laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.
If you are not resident in Costa Rica or if you were resident or employed in one or more other countries on the grant date(s) of your Options or during the vesting term of such award(s), the information contained in this summary may not be applicable to you. This summary is limited to a general description of the national tax laws, and is not intended to address local, city, regional, or other provincial tax laws that may be applicable to you.
The tax consequences of options granted under the Plan are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. This discussion does not apply to every specific transaction that may occur in connection with the Plan. Moreover, it may not apply to your particular tax or financial situation, and we are not in a position to assure you of any particular tax result.
We recommend that you consult with your own tax advisor regularly to determine the consequences of taking or not taking any action concerning your Options, and to determine how the tax or other laws in Costa Rica apply to your specific situation.

Tax Information
Grant of Options
The grant of Options to you is not a taxable event in Costa Rica.
Exercise of Options
In general, upon exercise, you will be taxed on the “spread” (i.e., the difference between the exercise price for the Options and the fair market value of a share upon exercise).

In general, you will not be taxed upon the gain you receive upon the sale of the shares (i.e., the amount the sale price you receive for the shares exceeds the fair market value of the shares on the date you exercise your Options).
Tax Withholding and Reporting Requirements
Your employer will be required to withhold taxes and report the exercise of your Options to the taxing authority.
If you are engaged as a contractor, you are responsible for reporting and paying applicable taxes and you should be registered as an independent contractor before the Social Security and the Tax Authorities.

Exchange Control Information
There are no foreign exchange control restrictions that apply to your participation in the Plan.
Please contact your tax or legal advisor for more details.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

ESTABLISHMENT LABS HOLDINGS, INC.
2018 EQUITY INCENTIVE PLAN
STOCK OPTIONS
SUPPLEMENT FOR PARTICIPANTS IN CROATIA
This discussion summarizes the likely Croatian tax consequences of participating in the Establishment Labs Holdings, Inc. 2018 Equity Incentive Plan (the “Plan”) and the grant of options (the “Options”) to purchase shares of Establishment Labs Holdings, Inc. (the “Company”) thereunder. This summary assumes that you are and will continue to be resident in Croatia. This summary is based upon Croatian tax laws as well as administrative and judicial interpretations in effect as of July 2022. If these tax laws, or interpretations of these laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.
If you are not resident in Croatia, or if you were resident or employed in one or more other countries on the grant date(s) of your Options or during the vesting term of such award(s), the information contained in this summary may not be applicable to you. This summary is limited to a general description of the national tax laws, and is not intended to address local, city, regional, or other provincial tax laws that may be applicable to you.
The tax consequences of Options granted under the Plan are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. This discussion does not apply to every specific transaction that may occur in connection with the Plan. Moreover, it may not apply to your particular tax or financial situation, and we are not in a position to assure you of any particular tax result.
We recommend that you consult with your own tax advisor regularly to determine the consequences of taking or not taking any action concerning your Options, and to determine how the tax or other laws in Croatia apply to your specific situation.

Tax Information
Grant of Options
The grant of Options to you is not a taxable event in Croatia.
Exercise of Options
When you exercise your Options, you are subject to income tax and social insurance contributions on any “spread” on the shares purchased, which is the difference between the fair market value of the shares at exercise and the exercise price of the Options. A city surtax also may be due on the spread.
Sale of Shares
If you sell any shares purchased under the Plan, you will be taxed on any gain realized.

Your capital gain is determined by taking the excess of (1) the sale price of the shares, over (2) the fair market value of the shares on the exercise date of your Options.
Tax Withholding and Reporting
Your employer will withhold and report any tax and social insurance contributions incurred upon exercise of your Options.

Exchange Control Information
Participants may have minor reporting requirements to the Croatian Central Bank, however, there are no applicable limitations or other restrictions on amounts that may be transferred.
Please contact your tax or legal advisor for more details.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

ESTABLISHMENT LABS HOLDINGS, INC.
2018 EQUITY INCENTIVE PLAN
STOCK OPTIONS
SUPPLEMENT FOR PARTICIPANTS IN DENMARK
This discussion summarizes the likely Danish tax consequences of participating in the Establishment Labs Holdings, Inc. 2018 Equity Incentive Plan (the “Plan”) and the grant of options (the “Options”) to purchase shares of Establishment Labs Holdings, Inc. (the “Company”) thereunder. This summary assumes that you are and will continue to be resident in Denmark. This summary is based upon Danish tax laws as well as administrative and judicial interpretations in effect as of July 2022. If these tax laws, or interpretations of these laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.
If you are not resident in Denmark, or if you were resident or employed in one or more other countries on the grant date(s) of your Options or during the vesting term of such award(s), the information contained in this summary may not be applicable to you. This summary is limited to a general description of the national tax laws, and is not intended to address local, city, regional, or other provincial tax laws that may be applicable to you.
The tax consequences of Options granted under the Plan are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. This discussion does not apply to every specific transaction that may occur in connection with the Plan. Moreover, it may not apply to your particular tax or financial situation, and we are not in a position to assure you of any particular tax result.
We recommend that you consult with your own tax advisor regularly to determine the consequences of taking or not taking any action concerning your Options, and to determine how the tax or other laws in Denmark apply to your specific situation.

Tax Information
Grant of Awards
The grant of Options to you is not a taxable event in Denmark.
Exercise of Options
You are subject to income tax and social insurance contributions upon exercise of your Options. You will recognize taxable income on the “spread,” which is the difference between the fair market value of the shares at exercise and the exercise price of the Options.
Sale of Shares
When you sell the shares you acquire under the Plan, you may be subject to capital gains tax. Your gain is equal to the difference between the amount for which you sell the shares and the aggregate fair market value of the shares upon your exercise of your Options.

Tax Withholding and Reporting Requirements
Your employer will withhold and report income tax and social insurance contributions due upon exercise of your Options. You are required to report the taxable benefit arising in connection with your Options on your tax return and any sale of shares for the tax year when you receive the taxable benefit was received and pay any difference between the actual tax and the amount withheld.

Exchange Control Information
There are no foreign exchange control restrictions that apply to your participation in the Plan.
Please contact your tax or legal advisor for more details.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

ESTABLISHMENT LABS HOLDINGS, INC.
2018 EQUITY INCENTIVE PLAN
STOCK OPTIONS
SUPPLEMENT FOR PARTICIPANTS IN GERMANY
This discussion summarizes the likely German tax consequences of participating in the Establishment Labs Holdings, Inc. 2018 Equity Incentive Plan (the “Plan”) and the grant of options (the “Options”) to purchase shares of Establishment Labs Holdings, Inc. (the “Company”) thereunder. This summary assumes that you are and will continue to be resident in Germany. This summary is based upon German tax laws as well as administrative and judicial interpretations in effect as of July 2022. If these tax laws, or interpretations of these laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.
If you are not resident in Germany, or if you were resident or employed in one or more other countries on the grant date(s) of your Options or during the vesting term of such award(s), the information contained in this summary may not be applicable to you. This summary is limited to a general description of the national tax laws, and is not intended to address local, city, regional, or other provincial tax laws that may be applicable to you.
The tax consequences of Options granted under the Plan are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. This discussion does not apply to every specific transaction that may occur in connection with the Plan. Moreover, it may not apply to your particular tax or financial situation, and we are not in a position to assure you of any particular tax result.
We recommend that you consult with your own tax advisor regularly to determine the consequences of taking or not taking any action concerning your Options, and to determine how the tax or other laws in Germany apply to your specific situation.

Tax Information
Grant of Awards
The grant of Options to you is not a taxable event in Germany.
Exercise of Options
You are subject to income tax and social insurance contributions upon exercise of your Options.You will recognize taxable income on the “spread,” which is the difference between the fair market value of the shares at exercise and the exercise price of the Options.
Sale of Shares
When you sell the shares you acquire under the Plan, you may be subject to capital gains tax. Your gain is equal to the difference between the amount for which you sell the shares and the aggregate fair market value of the shares upon your exercise of your Options. The following capital gains treatment applies when you sell any shares of the Company:
(a)Your gain is subject to capital gains tax plus a solidarity tax thereon. Different rules would apply if you held directly or indirectly 1% or more of the Company’s share capital at any time during the five years preceding the sale.
(b)The gain is only taxable if and to the extent that it, combined with other capital gains, dividend income, interest income, and similar income from private investments, exceeds the tax-free amount (“Freibetrag”) for capital gains.
(c)If you are subject to church tax, the required amounts will generally be withheld by the bank carrying the German brokerage account (depot). If it is not so withheld, you will be required to report and remit such amount in connection with your personal income tax return.
Generally, when you sell shares at a loss, that loss may be deducted only from capital gains. Non-deductible losses may be carried forward.
Tax Withholding and Reporting Requirements
Your employer will withhold and report income tax, church tax and social insurance contributions due upon exercise of your Options. You are required to report the taxable benefit arising in connection with your Options on your tax return and any sale of shares for the tax year when you receive the taxable benefit was received and pay any difference between the actual tax and the amount withheld. To the extent your employer or the applicable bank handling the transaction does not withhold required taxes, you will be required to report and remit such amounts directly.
If you are engaged as a contractor, you are responsible for reporting and paying applicable taxes.

Exchange Control Information
Reporting requirements may apply depending on the type of transaction handled by a local bank.
Please contact your tax or legal advisor for more details.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

ESTABLISHEMNT LABS HOLDINGS, INC.
2018 EQUITY INCENTIVE PLAN
STOCK OPTIONS
SUPPLEMENT FOR PARTICIPANTS IN ITALY
This discussion summarizes the likely Italian tax consequences of participating in the Establishment Labs Holdings, Inc. 2018 Equity Incentive Plan (the “Plan”) and the grant of options (the “Options”) to purchase shares of Establishment Labs Holdings, Inc. (the “Company”) thereunder. This summary assumes that you are and will continue to be resident in Italy. This summary assumes that you are and will continue to be resident in Italy. This summary is based upon Italian tax laws as well as administrative and judicial interpretations in effect as of July 2022. If these tax laws, or interpretations of these laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.
If you are not resident in Italy, or if you were resident or employed in one or more other countries on the grant date(s) of your Options or during the vesting term of such award(s), the information contained in this summary may not be applicable to you. This summary is limited to a general description of the national tax laws, and is not intended to address local, city, regional, or other provincial tax laws that may be applicable to you.
The tax consequences of Options granted under the Plan are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. This discussion does not apply to every specific transaction that may occur in connection with the Plan. Moreover, it may not apply to your particular tax or financial situation, and we are not in a position to assure you of any particular tax result.
We recommend that you consult with your own tax advisor regularly to determine the consequences of taking or not taking any action concerning your Options, and to determine how the tax or other laws in Italy apply to your specific situation.

Tax Information
Grant of Options
You are not subject to tax upon the grant of Options in Italy.
Exercise of Options
When you exercise your Options, you are subject to income tax and applicable social insurance contributions on the “spread,” which is the difference between the fair market value of the shares at exercise of the Options and the exercise price.
Sale of Shares
Generally, you will be taxed upon the gain you receive upon the sale of the shares (i.e., the amount the sale price you receive for the shares exceeds the fair market value of the shares on the date you exercise your Options).

Tax Withholding and Reporting Requirements
Your employer will be required to withhold taxes and report the exercise of your Options to the taxing authority.

Exchange Control Information
There are no foreign exchange control restrictions that apply to your participation in the Plan.
Please contact your tax or legal advisor for more details.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

ESTABLISHMENT LABS HOLDINGS, INC.
2018 EQUITY INCENTIVE PLAN
STOCK OPTIONS
SUPPLEMENT FOR PARTICIPANTS IN JAPAN
This discussion summarizes the likely Japanese tax consequences of participating in the Establishment Labs Holdings, Inc. 2018 Equity Incentive Plan (the “Plan”) and the grant of options (the “Options”) to purchase shares of Establishment Labs Holdings, Inc. (the “Company”) thereunder. This summary assumes that you are and will continue to be resident in Japan. This summary is based upon Japanese tax laws as well as administrative and judicial interpretations in effect as of July 2022. If these tax laws, or interpretations of these laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.
If you are not resident in Japan, or if you were resident or employed in one or more other countries on the grant date(s) of your Options or during the vesting term of such award(s), the information contained in this summary may not be applicable to you. This summary is limited to a general description of the national tax laws, and is not intended to address local, city, regional, or other provincial tax laws that may be applicable to you.
The tax consequences of Options granted under the Plan are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. This discussion does not apply to every specific transaction that may occur in connection with the Plan. Moreover, it may not apply to your particular tax or financial situation, and we are not in a position to assure you of any particular tax result.
We recommend that you consult with your own tax advisor regularly to determine the consequences of taking or not taking any action concerning your Options, and to determine how the tax or other laws in Japan apply to your specific situation.

Tax Information
Grant of Options
You are not subject to tax when the Options are granted to you.
Exercise of Options
When you exercise your Options, you are subject to income tax on the “spread”, which is the difference between the fair market value of the shares on the exercise date and the exercise price of the Options.
Sale of Shares
When you sell the shares, you will be taxed on any gain. Your capital gain is determined by taking the excess of (1) the sale price of the shares, over (2) the fair market value of the shares on the date you exercised your Options.

Tax Withholding and Reporting
Your employer will not withhold income tax. You are responsible for reporting and paying any taxes incurred.

Exchange Control Information
If you acquire Shares under the Plan valued at more than ¥100,000,000 in a single transaction (i.e., upon exercise of your Options), you must file a Report Concerning Acquisition or Transfer of Securities (shoken no shutoku mataha joto ni kansuru hokokusho) with the Ministry of Finance through the Bank of Japan within 20 days of the acquisition of the Shares. If the value of the Shares acquired exceeds ¥30 million, a report (“Payment Report”) must be filed with the Ministry of Finance via the Bank of Japan.
Please contact your tax or legal advisor for more details.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

ESTABLISHMENT LABS HOLDINGS, INC.
2018 EQUITY INCENTIVE PLAN
STOCK OPTIONS
SUPPLEMENT FOR PARTICIPANTS IN SERBIA
This discussion summarizes the likely Serbian tax consequences of participating in the Establishment Labs Holdings, Inc. 2018 Equity Incentive Plan (the “Plan”) and the grant of options (the “Options”) to purchase shares of Establishment Labs Holdings, Inc. (the “Company”) thereunder. This summary assumes that you are and will continue to be resident in Serbia. This summary is based upon Serbian tax laws as well as administrative and judicial interpretations in effect as of July 2022. If these tax laws, or interpretations of these laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.
If you are not resident in Serbia, or if you were resident or employed in one or more other countries on the grant date(s) of your Options or during the vesting term of such award(s), the information contained in this summary may not be applicable to you. This summary is limited to a general description of the national tax laws, and is not intended to address local, city, regional, or other provincial tax laws that may be applicable to you.
The tax consequences of Options granted under the Plan are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. This discussion does not apply to every specific transaction that may occur in connection with the Plan. Moreover, it may not apply to your particular tax or financial situation, and we are not in a position to assure you of any particular tax result.
We recommend that you consult with your own tax advisor regularly to determine the consequences of taking or not taking any action concerning your Options, and to determine how the tax or other laws in Serbia apply to your specific situation.

Tax Information
Grant of Options
You are not subject to tax when the Options are granted to you.
Exercise of Options
When you exercise your Options, you are subject to income tax on the “spread”, which is the difference between the fair market value of the shares on the exercise date and the exercise price of the Options.
Sale of Shares
If you sell any shares purchased under the Plan, you will be taxed on any gain. Your capital gain is determined by taking the excess of (1) the sale price of the shares, over (2) the fair market value of the shares on the exercise date.

Tax Withholding and Reporting
Your employer will not withhold income tax. You are responsible for reporting and paying any taxes incurred.

Exchange Control Information
There are no applicable exchange control requirements in connection with the Options.
Please contact your tax or legal advisor for more details.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

ESTABLISHMENT LABS HOLDINGS, INC.
2018 EQUITY INCENTIVE PLAN
STOCK OPTIONS
SUPPLEMENT FOR PARTICIPANTS IN SWEDEN
This discussion summarizes the likely Swedish tax consequences of participating in the Establishment Labs Holdings, Inc. 2018 Equity Incentive Plan (the “Plan”) and the grant of options (the “Options”) to purchase shares of Establishment Labs Holdings, Inc. (the “Company”) thereunder. This summary assumes that you are and will continue to be resident in Sweden. This summary is based upon Swedish tax laws as well as administrative and judicial interpretations in effect as of July 2022. If these tax laws, or interpretations of these laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.
If you are not resident in Sweden, or if you were resident or employed in one or more other countries on the grant date(s) of your Options or during the vesting term of such award(s), the information contained in this summary may not be applicable to you. This summary is limited to a general description of the national tax laws, and is not intended to address local, city, regional, or other provincial tax laws that may be applicable to you.
The tax consequences of Options granted under the Plan are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. This discussion does not apply to every specific transaction that may occur in connection with the Plan. Moreover, it may not apply to your particular tax or financial situation, and we are not in a position to assure you of any particular tax result.
We recommend that you consult with your own tax advisor regularly to determine the consequences of taking or not taking any action concerning your Options, and to determine how the tax or other laws in Sweden apply to your specific situation.

Tax Information
Grant of Options
You are not subject to tax when the Options are granted to you.
Exercise of Options
When you exercise your Options, you are subject to income tax and pension contributions on the “spread,” which is the excess of the fair market value of the shares on the exercise date, over the aggregate exercise price.
Sale of Shares
If you sell any shares acquired under the Plan, you will be taxed on any gain realized. Your capital gain is determined by taking the excess of (1) the sale price of the shares, over (2) the fair market value of the shares on the date of your Options exercise.

Tax Withholding and Reporting
Your employer will withhold and report income tax due upon exercise of your Options.
If you are engaged as a contractor, you are responsible for reporting and paying applicable taxes.

Exchange Control Information
Generally, there are no exchange control restrictions in connection with the Plan.
Please contact your tax or legal advisor for more details.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

ESTABLISHMENT LABS HOLDINGS, INC.
2018 EQUITY INCENTIVE PLAN
STOCK OPTIONS
SUPPLEMENT FOR PARTICIPANTS IN SWITZERLAND
This discussion summarizes the likely Swiss tax consequences of participating in the Establishment Labs Holdings, Inc. 2018 Equity Incentive Plan (the “Plan”) and the grant of options (the “Options”) to purchase shares of Establishment Labs Holdings, Inc. (the “Company”) thereunder. This summary assumes that you are and will continue to be resident in Switzerland. This summary is based upon Swiss tax laws as well as administrative and judicial interpretations in effect as of July 2022. If these tax laws, or interpretations of these laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.
If you are not resident in Switzerland, or if you were resident or employed in one or more other countries on the grant date(s) of your Options or during the vesting term of such award(s), the information contained in this summary may not be applicable to you. This summary is limited to a general description of the national tax laws, and is not intended to address local, city, regional, or other provincial tax laws that may be applicable to you.
The tax consequences of Options granted under the Plan are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. This discussion does not apply to every specific transaction that may occur in connection with the Plan. Moreover, it may not apply to your particular tax or financial situation, and we are not in a position to assure you of any particular tax result.
We recommend that you consult with your own tax advisor regularly to determine the consequences of taking or not taking any action concerning your Options, and to determine how the tax or other laws in Switzerland apply to your specific situation.

Tax Information
Grant of Options
The grant of Options to you is not a taxable event in Switzerland.
Exercise of Options
When you exercise your Options, you are subject to income tax and social insurance contributions on any “spread” on the shares purchased, which is the difference between the fair market value of the shares at exercise and the exercise price of the Options.
Sale of Shares
If you sell any shares purchased under the Plan, you will not be taxed on any gain realized.
Tax Withholding and Reporting

If you are a resident of Switzerland (e.g., must follow the “B” permit requirements), but are not a Swiss citizen or a holder of a long-term residence permit from the Swiss immigration authorities, your employer is required to withhold income tax and social security contributions and report the proceeds received by you.
If you are a resident of Switzerland (defined according to “C” permit requirements) and are a Swiss citizen or a holder of a long-term residence permit from the Swiss immigration authorities, your employer is not required to withhold any income tax. It is your responsibility to report and pay all applicable income taxes with your annual income tax return for the year in which the taxes are incurred. However, your employer will withhold any social insurance contributions, and report the proceeds received by you in your certificate of salary.
If you are engaged as a contractor, you are responsible for reporting and paying applicable taxes.

Exchange Control Information
Generally, there are no foreign exchange restrictions applicable to your participation in the Plan.
Please contact your tax or legal advisor for more details.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

ESTABLISHMENT LABS HOLDINGS, INC.
2018 EQUITY INCENTIVE PLAN
STOCK OPTIONS
SUPPLEMENT FOR PARTICIPANTS IN THAILAND
This discussion summarizes the likely Thai tax consequences of participating in the Establishment Labs Holdings, Inc. 2018 Equity Incentive Plan (the “Plan”) and the grant of options (the “Options”) to purchase shares of Establishment Labs Holdings, Inc. (the “Company”) thereunder. This summary assumes that you are and will continue to be resident in Thailand. This summary is based upon Thai tax laws as well as administrative and judicial interpretations in effect as of July 2022. If these tax laws, or interpretations of these laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.
If you are not resident in Thailand, or if you were resident or employed in one or more other countries on the grant date(s) of your Options or during the vesting term of such award(s), the information contained in this summary may not be applicable to you. This summary is limited to a general description of the national tax laws, and is not intended to address local, city, regional, or other provincial tax laws that may be applicable to you.
The tax consequences of Options granted under the Plan are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. This discussion does not apply to every specific transaction that may occur in connection with the Plan. Moreover, it may not apply to your particular tax or financial situation, and we are not in a position to assure you of any particular tax result.
We recommend that you consult with your own tax advisor regularly to determine the consequences of taking or not taking any action concerning your Options, and to determine how the tax or other laws in Thailand apply to your specific situation.

Tax Information
Grant of Options
You are not subject to tax when the Options are granted to you.
Exercise of Options
When you exercise your Options, you are subject to income tax on the “spread”, which is the difference between the fair market value of the shares on the exercise date and the exercise price.

Sale of Shares
If you are a tax resident of Thailand and you repatriate the proceeds to Thailand in the same calendar year that you sold the shares, you are subject to tax when you sell the shares received from the exercise of your Options.

Tax Withholding and Reporting
Your employer will not withhold any income tax incurred upon exercise of your Options. You are responsible for reporting and paying any taxes incurred.

Exchange Control Information
Generally, there are no foreign exchange restrictions applicable to the Options. Repatriation requirements may apply to the funds received from sale of the shares acquired upon exercise of your Options.
Please contact your tax or legal advisor for more details.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

ESTABLISHMENT LABS HOLDINGS, INC.
2018 EQUITY INCENTIVE PLAN
STOCK OPTIONS
SUPPLEMENT FOR PARTICIPANTS IN THE UNITED ARAB EMIRATES
This discussion summarizes the likely Emirate tax consequences of participating in the Establishment Labs Holdings, Inc. 2018 Equity Incentive Plan (the “Plan”) and the grant of options (the “Options”) to purchase shares of Establishment Labs Holdings, Inc. (the “Company”) thereunder. This summary assumes that you are and will continue to be resident in the United Arab Emirates. This summary is based upon Emirate tax laws as well as administrative and judicial interpretations in effect as of July 2022. If these tax laws, or interpretations of these laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.
If you are not resident in the United Arab Emirates, or if you were resident or employed in one or more other countries on the grant date(s) of your Options or during the vesting term of such award(s), the information contained in this summary may not be applicable to you. This summary is limited to a general description of the national tax laws, and is not intended to address local, city, regional, or other provincial tax laws that may be applicable to you.
The tax consequences of Options granted under the Plan are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. This discussion does not apply to every specific transaction that may occur in connection with the Plan. Moreover, it may not apply to your particular tax or financial situation, and we are not in a position to assure you of any particular tax result.
We recommend that you consult with your own tax advisor regularly to determine the consequences of taking or not taking any action concerning your Options, and to determine how the tax or other laws in the United Arab Emirates apply to your specific situation.

Tax Information
Grant of Options
You are not subject to tax when the Options are granted to you.
Exercise of Options
When you exercise your Options, you are not subject to tax.

Sale of Shares
If you sell any shares purchased under the Plan, you will not be subject to tax on any gain realized.
Tax Withholding and Reporting

Withholding and reporting of taxes will not apply.

Exchange Control Information
There are no exchange control requirements applicable to the Options.
Please contact your tax or legal advisor for more details.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

ESTABLISHMENT LABS HOLDINGS, INC.
2018 EQUITY INCENTIVE PLAN
STOCK OPTIONS
SUPPLEMENT FOR PARTICIPANTS IN THE UNITED KINGDOM
This discussion summarizes the likely tax consequences in the United Kingdom of participating in the Establishment Labs Holdings, Inc. 2018 Equity Incentive Plan (the “Plan”) and the grant of options (the “Options”) to purchase shares of Establishment Labs Holdings, Inc. (the “Company”) thereunder. This summary assumes that you are and will continue to be resident in England or Wales. This summary assumes that you are and will continue to be resident in England and Wales. This summary is based upon the tax laws of England and Wales as well as administrative and judicial interpretations in effect as of July 2022. If these tax laws, or interpretations of these laws, change in the future, possibly with retroactive effect, the information provided in this summary may no longer be accurate.
If you are not resident in England or Wales or if you were resident or employed in one or more other countries on the grant date(s) of your Options or during the vesting term of such award(s), the information contained in this summary may not be applicable to you. This summary is limited to a general description of the national tax laws, and is not intended to address local, city, regional, or other provincial tax laws that may be applicable to you.
The tax consequences of Options granted under the Plan are based on complex tax laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances. This discussion does not apply to every specific transaction that may occur in connection with the Plan. Moreover, it may not apply to your particular tax or financial situation, and we are not in a position to assure you of any particular tax result.
We recommend that you consult with your own tax advisor regularly to determine the consequences of taking or not taking any action concerning your Options, and to determine how the tax or other laws in the United Kingdom apply to your specific situation.

Tax Information
Grant of Options
The grant of Options to you is not a taxable event in the United Kingdom.
Exercise of Options
You are subject to income tax at your marginal income tax rate and also employee’s National Insurance Contributions upon exercise of your Options. You will recognize taxable income on the “spread,” which is the difference between the fair market value of the shares at exercise and the exercise price and will be deducted by your employer at source.
Sale of Shares
When you sell the shares you acquire in connection with the exercise of your Options, you are generally subject to tax on any gain. Your gain is equal to the difference between the amount for which you sell the shares, and their aggregate fair market value at the time of your Option exercise. Your aggregate capital gains will be subject to an annual exemption.
Tax Withholding and Reporting Requirements
Withholding and reporting requirements apply the Options. Your employer will report the details of your Options on its annual tax return.
You must report the details of any tax liabilities arising from the exercise of Options and the sale or disposal of Common Stock, to Her Majesty’s Revenue & Customs on your personal self- assessment tax return. You are also responsible for paying any taxes owed as a result of the sale of shares or the receipt of any dividend.

Exchange Control Information
Generally, there are no foreign exchange restrictions applicable to your participation in the Plan.
Please contact your tax or legal advisor for more details.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.